                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of earliest event reported:                     April 12, 1996

                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                0-13265               59-2225346
(State/other jurisdiction of incorporation) (Commission File No.)  (IRS Employer ID No.)


         6168 St. Andrews Road, Columbia, South Carolina           29212
                (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:              (803) 772-8840


                                    No Change
         (Former name or former address, if changed since last report.)





This document contains a total of 20 pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on April 26, 1996 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and is filed to include the financial statements required by Item 7 of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           a) Financial Statements of Business Acquired

              The financial statements for Martin L. Schlein, M.D., P.A., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number 3.


           b) Pro Forma Financial Information

              The pro forma financial information for Martin L. Schlein, M.D., P.A., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information included herein in response to Item 7(a) above.


           c) Exhibits

              The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on April 26, 1996.

              Exhibit 2.1 - Asset Purchase Agreement dated and executed on April 12, 1996 by and between Martin L. Schlein, M.D., P.A. and UCI Medical Affiliates of South Carolina, Inc.

                 Report on Audit of the Financial Statements of

                          Martin L. Schlein, M.D., P.A.

                        as of December 31, 1995 and 1994

                          UCI Medical Affiliates, Inc.


                                    CONTENTS




                                                                                                     Page

Martin L. Schlein, M.D., P.A. Financial Statements
     as of December 31, 1995 and 1994...............................................................6-11

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at September 30, 1995....................................................12
     Notes to Combining Balance Sheet.................................................................13
     Combining Statement of Operations and Accumulated Deficit
        for year ended September 30, 1995.............................................................14
     Notes to Combining Statement of Operations.......................................................15

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at March 31, 1995........................................................16
     Notes to Combining Balance Sheet.................................................................17
     Combining Statement of Operations and Accumulated Deficit
          for the six months ended March 31, 1995.....................................................18
     Notes to Combining Statement of Operations.......................................................19

                        Report of Independent Accountants



Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Martin L. Schlein, M.D., P.A. (the "Company") as of December 31, 1995 and 1994 and the related statements of operations and retained earnings, and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Martin L. Schlein, M.D., P.A. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of Martin
L. Schlein, M.D., P.A. and do not include the personal accounts of the stockholder or those of any other operations in which he may be engaged.


Columbia, South Carolina
June 18, 1996

               THE ORIGINAL SIGNED OPINION LETTER IS ON FILE WITH
                          UCI MEDICAL AFFILIATES, INC.

                          Martin L. Schlein, M.D., P.A.

                                 Balance Sheets

                                  December 31,


                                                               1995      1994
ASSETS
Current assets:
Cash and cash equivalents                                   $    927   $  2,380
Accounts receivable, net                                      31,595     24,815

         Total current assets                                 32,522     27,195


Shareholder note receivable                                   83,994     58,869
Other assets                                                   3,793      3,793

                                                              87,787     62,662


         Total assets                                       $120,309   $ 89,857


LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued expenses                       $ 46,714   $ 28,584
Income taxes payable                                          12,203     24,441

         Total current liabilities                            58,917     53,025


Stockholder's equity
     Capital stock, no par value;
        100,000 shares authorized;
        1,000 shares issued and
        outstanding                                            1,500      1,500
     Retained earnings                                        59,892     35,332

            Stockholder's equity                              61,392     36,832


         Total liabilities and stockholder's equity         $120,309   $ 89,857



The accompanying notes are an integral part of these financial statements.

                          Martin L. Schlein, M.D., P.A.

                 Statements of Operations and Retained Earnings

                        for the years ended December 31,




                                           1995       1994

Net medical revenue                    $302,414   $259,260
Operating costs                         242,252    178,432

         Operating margin                60,162     80,828

General and administrative expenses      23,399     21,055

         Income before income taxes      36,763     59,773

Income tax expense                       12,203     24,441

         Net income                      24,560     35,332

Retained earnings, beginning of year     35,332       --

Retained earnings, end of year         $ 59,892   $ 35,332



The accompanying notes are an integral part of these financial statements.

                          Martin L. Schlein, M.D., P.A.

                            Statements of Cash Flows

                        for the years ended December 31,


                                                                   1995        1994

OPERATING ACTIVITIES:
Net income                                                       $ 24,560    $ 35,332
Adjustments to reconcile net income to cash provided (used) by operating activities:
Changes in operating assets and liabilities:
    Accounts receivable                                            (6,780)    (24,815)
    Other assets                                                     --        (3,793)
    Accounts payable and accrued expenses                          18,130      28,584
    Income taxes payable                                          (12,238)     24,441

         Cash provided (used) by operating activities              23,672      59,749

INVESTING ACTIVITIES:
Payments made to shareholder on note receivable                   (25,125)    (58,869)

         Cash used by investing activities                        (25,125)    (58,869)

FINANCING ACTIVITIES:
Issuance of common stock                                             --         1,500

         Cash provided by financing activities                       --         1,500

Net increase (decrease) in cash and cash equivalents               (1,453)      2,380
Cash and cash equivalents, beginning of year                        2,380        --

Cash and cash equivalents, end of year                           $    927    $  2,380


Supplemental cash flow information:
    Cash paid for income taxes                                   $ 24,441    $   --




The accompanying notes are an integral part of these financial statements.

                          MARTIN L. SCHLEIN, M.D., P.A.
                          NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Martin L. Schlein, M.D. is the sole stockholder of Martin L. Schlein, M.D., P.A. (the "Company") located in Greenville, South Carolina. The Company commenced operations in January 1994. The Company operates a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life.

The financial statements have been prepared solely from the accounts of the Company and do not include the personal accounts of Martin L. Schlein, M.D. or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1995, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

ACCOUNTS RECEIVABLE

Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectibility and historical payment percentages.

OFFICE AND EQUIPMENT

Office and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by the straight-line method over the estimated useful lives of the assets, ranging from five to seven years. Maintenance, repairs and the cost of minor equipment are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

                          Martin L. Schlein, M.D., P.A.
                          Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

Income tax expense is the sum of amounts currently payable to taxing authorities and the net changes in income taxes payable or refundable in future years. Income taxes deferred to future years are determined by a liability method which gives consideration to the future tax consequences associated with differences between the financial accounting and tax bases of certain assets and liabilities.

CASH EQUIVALENTS

The Company considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

FAIR VALUE OF FINANCIAL INVESTMENTS

The fair value of accounts receivable and accrued expenses payable are estimated by management to approximate their respective carrying values. The fair value of the shareholder's non-interest bearing demand note carried as a receivable by the Company is estimated by management to be negligible.

2.  DESCRIPTION OF LEASING ARRANGEMENTS

The Company leases certain medical equipment and its office space under a month-to-month operating lease executed with the stockholder's spouse. Total rental expense was $42,220 and $40,235 for the year ended December 31, 1995 and the period ended December 31, 1994, respectively.

3.  RELATED PARTY TRANSACTIONS

Martin L. Schlein, M.D., the sole stockholder, participates in the medical activities of the Company. All payments for services and benefits to Martin L. Schlein, M.D. are recorded as salaries and are included in cost of operations in the financial statements. For the periods ended December 31, 1995 and 1994, amounts paid to the stockholder were $54,000 and $0, respectively. At December 31, 1995 and 1994, the stockholder was indebted to the Company in the amount of $83,994 and $58,869, respectively, on a non-interest bearing demand basis.

                          Martin L. Schlein, M.D., P.A.
                          Notes to Financial Statements

4.  INCOME TAXES

The provision for income taxes consists of amounts currently payable at December 31, 1995 and 1994 of $12,203 and $24,441, respectively. There are no significant temporary differences that would result in deferred taxes.

5.  CONCENTRATION OF CREDIT RISK

In the normal course of providing health care services, the Company extends credit to patients in the Greenville, South Carolina area without requiring collateral. Each individual's ability to pay balances due the Company is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of the Company are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss the Company would incur in the event of non-payment by the counter party is the amount of the patient billing.

6.  CONTINGENCIES

At December 31, 1995, management and its legal counsel are not aware of any pending or threatened litigation, or unasserted claims against the Company that could result in losses, if any, that would be material to the financial statements.

7.  SUBSEQUENT EVENT

On April 12, 1996, UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired the cash, accounts receivable, inventory, certain office and medical equipment and substantially all the Company's intangible assets (including patient lists and goodwill) for $513,932 consisting of $438,155 in restricted common stock of UCI, the payment of $6,315 in cash immediately at closing, and the execution of an interest-bearing promissory note for $69,462. UCI elected not to continue to lease the office space occupied by the Company (Note 2).

As a condition of the above transaction, Martin L. Schlein, M.D. entered into a 10 year employment agreement with UCI.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and Martin L. Schlein, M.D., P.A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Martin L. Schlein, M.D., P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                UCI Medical         Martin L.
                                Affiliates,          Schlein,         Pro Forma             Pro Forma
                                    Inc.            M.D., P.A.       Adjustments             Combined
                               ---------------    ---------------   ---------------       ---------------
ASSETS
Cash and cash equivalents      $      76,513      $         927     $      (6,315)  (a)      $   24,750
                                                                          (71,125)  (d)
                                                                           24,750   (g)
Accounts receivable - net          2,343,325             31,595                --             2,374,920
Medical supplies inventory           265,068                 --                --               265,068
Deferred taxes                       491,543                 --                --               491,543
Prepaids and other assets            282,060                 --                --               282,060
Goodwill                           3,578,371                 --           481,410   (a)       4,027,687
                                                                          (32,094)  (c)

Property, plant and
   equipment, net                  2,795,384                 --                --             2,795,384
Deferred taxes                       120,639                 --                --               120,639
Other assets                         262,768             87,787           (87,787)  (b)         274,971
                                                                           12,203   (e)
                               ===============    ===============   ===============       ===============
         Total assets          $  10,215,671      $     120,309     $     321,042         $  10,657,022
                               ===============    ===============   ===============       ===============

LIABILITIES AND CAPITAL
Current portion - long-term
   debt                        $   1,244,603      $          --     $      69,462   (a)   $   1,314,065
Accounts payable                   1,652,792             41,855            30,875   (d)       1,683,667
                                                                          (41,855)  (b)
Accrued payroll                      498,791              4,859            (4,859)  (b)         498,791
Other accrued liabilities            445,362             12,203           (12,203)  (b)         448,883
                                                                            3,521   (f)
Long-term debt, net of
   current                         3,121,098                 --                --             3,121,098
Common stock                         175,408              1,500             6,259   (a)         181,667
                                                                           (1,500)  (b)
Paid-in capital                    9,694,256                 --           431,896   (a)      10,126,152

Accumulated earnings                                                      (59,892)  (b)
   (deficit)                      (6,616,639)            59,892          (100,662)  (h)      (6,717,301)
                               ===============    ===============   ===============       ===============
        Total liabilities
        and capital             $  10,215,671      $     120,309     $     321,042         $  10,657,022
                               ===============    ===============   ===============       ===============

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Martin L. Schlein, M.D., P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $513,932. The purchase occurred on April 12, 1996. The combining balance sheet reflects the balances of UCI at September 30, 1995 and Martin L. Schlein, M.D., P.A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:              The purchase price consisted of:
                                                       $         6,259   Common stock
         $           927   Cash                                431,896   Additional paid-in-capital
                  31,595   Accounts receivable                  69,462   Note payable
                 481,410   Goodwill                              6,315   Cash paid at closing

         $       513,932                               $       513,932


       Issuance of restricted common shares valued at $438,155 at estimated per share value of $3.50.

(b.) Stockholder note receivable ($83,994) and certain deposits ($3,793) were not acquired. Accounts payable ($41,855), payroll taxes ($4,859) and income taxes payable ($12,203) were not assumed.

(c.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less one year's amortization. ($481,410 goodwill less $32,094 amortization)

(d.) Net change in salary of $102,000 annually based on employment contract for one year. $71,125 is recorded as a reduction of cash; $30,875 is recorded as an accrued payable.

(e.)   Tax effects of filing a consolidated tax return.

(f.)   Accrued interest for eleven month term of the note payable at 10%.

(g.)   Annual building rent of $24,750 was not continued.

(h.)   Effects of pro forma adjustments on statement of operations.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1995
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and Martin L. Schlein, M.D., P.A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Martin L. Schlein, M.D., P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.


                                   UCI Medical        Martin L.
                                   Affiliates,         Schlein,          Pro Forma             Pro Forma
                                      Inc.            M.D., P.A.        Adjustments             Combined

Revenue                           $ 17,987,147      $    302,414       $         --          $ 18,289,561
Operating costs                     18,180,080           242,252            102,000            18,499,582
                                                                            (24,750)            (d)

Operating margin                      (192,933)           60,162            (77,250)             (210,021)

General and administrative
   expenses                             87,616            23,399                 --               111,015
Depreciation and amortization          579,224                --             32,094             (b611,318

Loss from operations                  (859,773)           36,763           (109,344)             (932,354)

Interest expense, net                  505,459                --              3,521             (c508,980
Gain on equipment                        5,493                --                 --                 5,493


Loss before income tax              (1,359,739)           36,763           (112,865)           (1,435,841)
Income tax expense (benefit)                --            12,203             12,203             (e)    --


Net (loss) income                   (1,359,739)           24,560           (100,662)           (1,435,841)

Accumulated deficit - beginning
   of year                          (5,256,896)               --                 --            (5,281,460)


Accumulated deficit - end of
   year                           $ (6,616,639)     $         --       $         --          $ (6,717,301)


Earnings per common and common equivalent share:
    Net income                       $    (.43)              (f)                                $    (.44)


Weighted average shares of
   common stock outstanding
                                     3,136,544               (f)                                3,261,731


                          UCI Medical Affiliates, Inc.
      Note to Pro Forma Combining Statement of Operations and Accumulated
                                    Deficit
                     for the year ended September 30, 1995
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Net change in physician salary based on employment contract between the Martin L. Schlein, M.D. , and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 15 years.

(c)    Accrued interest on note payable at 10% for eleven month loan term.

(d)    Office rent not continued, annual rental $24,750.

(e)    Tax effects of filing consolidated tax return.

(f) Not applicable; Martin L. Schlein, M.D., P.A. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                 March 31, 1996
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of March 31, 1996 per the Company's Form 10QSB and Martin L. Schlein, M.D., P.A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Martin L. Schlein, M.D., P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                UCI Medical         Martin L.
                                Affiliates,          Schlein,         Pro Forma             Pro Forma
                                    Inc.            M.D., P.A.       Adjustments             Combined
ASSETS
Cash and cash equivalents      $    174,160       $        927      $     (6,315)   (a)   $    130,147
                                                                         (51,000)   (d)
                                                                          12,375    (g)
Accounts receivable - net         3,064,385             31,595                --             3,095,980
Medical supplies inventory          267,356                 --                --               267,356
Deferred taxes                      491,543                 --                --               491,543
Prepaids and other assets           419,567                 --                --               419,567
Goodwill                          4,818,258                 --           481,410    (a)      5,283,621
Property, plant and                                                      (16,047)   (c)
   equipment, net                 3,051,091                 --                --             3,051,091
Deferred taxes                      120,639                 --                --               120,639
Other assets                        282,054             87,787           (87,787)   (b)        288,155
                                                                           6,101    (e)

         Total assets          $ 12,689,053       $    120,309      $    338,737          $ 13,148,099


LIABILITIES AND CAPITAL
Current portion - long-term
   debt                        $  1,614,574       $         --      $     69,462    (a)   $  1,684,036
Accounts payable                  1,009,289             41,855           (41,855)   (b)      1,009,289

Accrued payroll                     551,328              4,859            (4,859)   (b)        551,328
Other accrued liabilities           381,714             12,203           (12,203)   (b)        383,474
                                                                           1,760    (f)
Long-term debt, net of
   current                        3,116,696                 --                --             3,116,696
                                                                          (1,500)   (b)
Common stock                        214,578              1,500             6,259    (a)        220,837
Paid-in capital                  12,129,979                 --           431,896    (a)     12,561,875

Accumulated earnings                                                     (59,892)   (b)
   (deficit)                     (6,329,105)            59,892           (50,331)   (h)     (6,379,436)

        Total liabilities
        and capital            $ 12,689,053       $    120,309      $    338,737          $ 13,148,099


                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                 March 31, 1996
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Martin L. Schlein, M.D., P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $513,932. The purchase occurred on April 12, 1996. The combining balance sheet reflects the balances of UCI at March 31, 1996 and Martin L. Schlein, M.D., P.A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:               The purchase price consisted of:
                                                       $         6,259   Common stock
         $           927   Cash                                431,896   Additional paid-in-capital
                  31,595   Accounts receivable                  69,462   Note payable
                 481,410   Goodwill                              6,315   Cash paid at closing

         $       513,932                               $       513,932


       Issuance of restricted common shares valued at $438,155 at estimated per share value of $3.50.

(b.) Stockholder note receivable ($83,994) and certain deposits ($3,793) were not acquired. Accounts payable ($41,855), payroll taxes ($4,859) and taxes payable ($12,203) were not assumed.

(c.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less six months' amortization. ($481,410 goodwill less $16,047 amortization)

(d.)   Net change in salary for six months based on employment contract.

(e.)   Tax effects of filing a consolidated tax return.

(f.)   Accrued interest for six months term of the note payable at 10%.

(g.)   Six months office rent not continued.

(h.)   Effects of pro forma adjustments on statement of operations.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                     for the six months ended March 31, 1995
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of March 31, 1996 per the Company's Form 10QSB and Martin L. Schlein, M.D., P.A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Martin L. Schlein, M.D., P.A. after giving effect to the pro forma adjustments described in Note 1. Information for the six months ended March 31, 1996 for Martin L. Schlein, M.D., P.A. is estimated since Martin L. Schlein, M.D., P.A. did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                     UCI              Martin L.
                                   Medical          Schlein, M.D.,         Pro Forma              Pro Forma
                               Affiliates, Inc.          P.A.             Adjustments              Combined
Revenue                        $    11,069,503     $       151,207      $            --        $    11,220,710
Operating costs                      9,999,069             121,126               51,000  (a)        10,158,820
                                                                                (12,375) (d)

Operating margin                     1,070,434              30,081              (38,625)             1,061,890

General and administrative
   expenses                             62,237              11,699                   --                 73,936
Depreciation and amortization
                                       433,815                  --               16,047  (b)           449,862

Income from operations                 574,382              18,382              (54,672)               538,092

Interest expense, net                  288,953                  --                1,760  (c)           290,713
Gain on equipment                       (2,105)                 --                   --                 (2,105)


Income before income tax               287,534              18,382              (56,432)               249,484
Income tax expense                          --               6,101               (6,101) (e)                --


Net income                             287,534              12,281              (50,331)               249,484

Accumulated deficit -
   beginning of year                (6,616,639)                 --                   --             (6,628,920)


Accumulated deficit - end of
   year                        $    (6,329,105)    $            --      $            --        $    (6,379,436)


Earnings per common and common equivalent share:
    Net income                      $   .07                    (f)                                 $  .06


Weighted average shares of
   common stock outstanding
                                     3,932,259                 (f)                                   4,057,446


                          UCI Medical Affiliates, Inc.
      Note to Pro Forma Combining Statement of Operations and Accumulated
                                    Deficit
                    for the six months ended March 31, 1996
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Net change in physician salary based on employment contract between Martin L. Schlein, M.D. , and UCI Medical Affiliates, Inc.

(b) Addition for six months amortization of goodwill on a straight line basis over 15 years.

(c)    Accrued interest on note payable at 10% for six months.

(d)    Office rent not continued, six months rent $12,375.

(e)    Tax effects of filing a consolidated tax return.

(f) Not applicable; Martin L. Schlein, M.D., P.A. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ M.F. McFarland, III, M.D.                     /s/ Jerry F. Wells, Jr.
President, Chief Executive Officer and            Vice President of Finance and
Chairman of the Board                             Chief Financial Officer



Date:             June 24, 1996